Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

by and between

WHITEHORSE FINANCE WAREHOUSE, LLC,

as Borrower,

and

NATIXIS, NEW YORK BRANCH,

as Facility Agent on behalf of the Lender

Dated as of September 23, 2015

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of September 23, 2015 (this "Amendment"), is by and between WhiteHorse Finance Warehouse, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the "Borrower") and NATIXIS, NEW YORK BRANCH ("Natixis"), as facility agent acting on behalf of the Lender (in such capacity, together with its successors and assigns, the "Facility Agent").

RECITALS

WHEREAS, the Borrower, the Lenders party thereto, Natixis and The Bank of New York Mellon Trust Company, N.A., as collateral agent, are parties to that certain Second Amended and Restated Credit and Security Agreement dated as of July 8, 2015 (as amended, supplemented or modified from time to time prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

WHEREAS, the Borrower and the Facility Agent desire to, in accordance with the terms and conditions hereof, amend the Credit Agreement as set forth herein by entering into this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

1.          The definition of "Reinvestment Period" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting each word thereof which is lined out and (ii) inserting each word thereof which is double underlined, in each case in the place where such word appears below:

"Reinvestment Period" means the period from and including the Original Closing Date to and including the earliest of (a) ~~September 27, 2015~~December 27, 2015, (b) the date of the acceleration of the maturity of the Advances pursuant to Section 6.01, (c) the occurrence of any Change in Control; (d) the date on which the Collateral Manager shall no longer be the Transferor unless each of the Lenders and the Facility Agent have otherwise consented, (e) the date on which the Collateral Manager shall have notified the Borrower of its intention to resign as Collateral Manager and the successor is not an Approved Affiliate or the occurrence of any other termination of the Collateral Management Agreement, whether or not in accordance with its terms, (f) the date on which the Commitments are terminated in whole pursuant to Section 2.06(b) or (g) the date on which the Borrower or the Collateral Manager (or any of its executive officers) are indicted for a criminal offense materially related to the performance of its obligations under this Agreement or any other Facility Document or in the performance of investment advisory services comparable to those contemplated to be provided by the Collateral Manager in this Agreement and the other Facility Documents.

2.          Credit Agreement Confirmed. Except as expressly amended by this Amendment, the Credit Agreement is in all respects ratified and confirmed and the Credit Agreement shall remain in full force and effect and shall be read, taken and construed as one and the same instrument, and no other amendment, waiver or other modification of any provision of the Credit Agreement shall be effective unless requirements of Section 12.01(b) of the Credit Agreement have been satisfied.

3.          Binding Effect; Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.          Governing Law. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE) TO THE FOREGOING SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO THE PRINCIPLES THEREOF GOVERNING CONFLICTS OF LAW.

5.          Entire Agreement. This Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

6.          Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[No further text on this page. Signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WhiteHorse Finance Warehouse, LLC, as Borrower

By:	WHITEHORSE FINANCE, INC., its Designated Manager

By:	/s/ Gerhard Lombard
Name: Gerhard Lombard
Title: CFO

NATIXIS, NEW YORK BRANCH,
as Facility Agent acting on behalf of the Lender

By:	/s/ Michael E. Hopson
Name: Michael E. Hopson
Title: Managing Director

By:	/s/ Lorraine Medvecky
Name: Lorraine Medvecky
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

CONSENTED AND AGREED TO:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent and Custodian

By:	/s/ Michael Caligiuri
Name: Michael Caligiuri
Title: Vice President

VERSAILLES ASSETS LLC,
as Lender

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Senior Vice President

WHITEHORSE FINANCE, INC.,
as Collateral Manager, Transferor and Subordinated Noteholder

By:	/s/ Gerhard Lombard
Name: Gerhard Lombard
Title: CFO

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]